EXHIBIT 32

                OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
         AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of Overseas Shipholding Group, Inc. (the "Company"), hereby certifies, to the best of his knowledge and belief, that the Form 10-K of the Company for the annual period ended December 31, 2003 (the "Periodic Report") accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


Date:  February 23, 2004                               /s/ Morten Arntzen
                                                       -------------------------
                                                       Morten Arntzen
                                                       Chief Executive Officer


Date:  February 23, 2004                               /s/ Myles R. Itkin
                                                       -------------------------
                                                       Myles R. Itkin
                                                       Chief Financial Officer